UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2010

Date of reporting period: May 31, 2010

Item 1.	Reports to Stockholders.

Annual Report

Cookson Peirce Core Equity Fund

(Symbol: CPEQX)

May 31, 2010

Investment Advisor

Cookson, Peirce & Co., Inc.

555 Grant Street

Suite 380

Pittsburgh, Pennsylvania 15219

Phone: 1-866-412-CORE (2673)

Cookson Peirce Core Equity Fund

Annual Report

Dear Shareholder:

Cookson, Peirce & Co., Inc. is pleased to provide you with our annual report for the Cookson Peirce Core Equity Fund. The year ending May 31, 2010 stands in stark contrast to the previous twelve months. The equity averages were able to stem the tide of losses and rebound significantly over the course of the last year. In this environment the fund performed favorably to its peers and benchmark, rising 30.96% for the year ending May 31, 2010, while the S&P 500 Index advanced 20.99% for the same period. In achieving this level of outperformance, the fund exceeded the return of its benchmark in eight of twelve calendar months. At this point, the fund and the equity market averages remain significantly below their peak levels, but improving domestic and international economies may allow for the perpetuation of the current bull advance.

The fund has undergone significant changes to its allocation over the past twelve months. As a market consensus emerged, the investment team actively allocated resources to those factors and exposures that had been rewarded during the market’s advance and which were viewed as having potential for further gains. The portfolio remains heavily tilted towards growth investments in the Consumer Discretionary and Information Technology sectors. At the same time, it has markedly reduced its exposure to Energy and Material investments to favor expansion in the areas of Industrial and Consumer Staple securities. From the perspective of market capitalization exposures, the bias of the fund continues to be toward lower capitalization companies, with a particular focus on companies in the $2 to $10 billion range.

Securities with highlight-worthy performance for the period were Cree, Inc. and Baidu, Inc. Cree, a developer and manufacturer of LED products, advanced sharply in the period on increased demand for their products and heightened operating efficiencies. Baidu, a Chinese language internet search engine, rose initially on investor enthusiasm for stocks of emerging economies and more recently on news that Google Inc. would be reducing their operations in China, thereby removing a prime competitor. Two investments which detracted from results over the past year were Precision Castparts Corp. and Clean Energy Fuels Corp.

We are quite pleased with the fund’s results over the preceding twelve months and have taken steps to position the fund’s current portfolio in accordance with what could be a more challenging investment backdrop. The wholesale gains achieved over the past year are unlikely to be replicated as concern over macroeconomic obstacles mounts and the tailwind provided by a normalizing investing landscape dissipates. These factors do not preclude the potential for absolute or relative gains, but rather create an environment where the benefits of intelligent portfolio construction and active stock selection will be necessary to create value. We are confident that the dogged replication of our quantitative technique should allow us to maintain alignment with those factors and exposures being rewarded, regardless of the tenor of the marketplace. We appreciate your continued investment in the Cookson Peirce Core Equity Fund and look forward to a rewarding relationship.

Sincerely,

Bruce W. Miller, CFA

Chief Investment Officer

Cory S. Krebs, CFA

Portfolio Manager, Vice President

Daniel S. Henderson, ChFC

President

Past performance does not guarantee future results.

Opinions expressed above are those of Cookson, Peirce & Co., Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Investment performance reflects fee waivers. In absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments contained in this report.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

COOKSON PEIRCE CORE EQUITY FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/09 – 5/31/10).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs

COOKSON PEIRCE CORE EQUITY FUND

of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cookson Peirce Core Equity Fund
	Beginning Account Value 12/1/09	Ending Account Value 5/31/10	Expenses Paid During Period 12/1/09 – 5/31/10*
Actual	$1,000.00	$1,075.30	$7.76

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Continued

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund's investment strategy focuses on individual stock selection taking into consideration the stock's industry group. Using quantitative measures established by the Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities. The Fund's sector breakdown as of May 31, 2010 is shown below.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Returns as of May 31, 2010

	Cookson Peirce Core Equity Fund	S&P 500 Index
One Year	30.96%	20.99%

Three Year	(7.20)%	(8.69)%

Since Inception (8/3/05)	1.40%	(0.65)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-412-CORE (2673). The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Continued

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

*	Inception Date

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments

May 31, 2010

	Shares	Value
COMMON STOCKS - 96.03%

Broadcasting (except Internet) - 3.90%
Scripps Networks Interactive, Inc.	17,000	$768,060

Building Material, Garden Equipment and Supplies Dealers - 5.00%
Fastenal Co.	19,490	983,076

Chemical Manufacturing - 7.52%
Cabot Corp.	25,050	701,650
Medicis Pharmaceutical Corp.	33,550	778,025

		1,479,675

Clothing and Clothing Accessories Stores - 9.42%
Nordstrom, Inc.	25,500	1,012,350
Urban Outfitters, Inc.(a)	23,180	841,434

		1,853,784

Computer and Electronic Product Manufacturing - 7.43%
Cree, Inc.(a)	15,780	1,047,319
Plantronics Inc.	13,860	414,968

		1,462,287

Food Manufacturing - 4.50%
HJ Heinz Co.	20,015	884,263

Furniture and Home Furnishings Stores - 3.18%
Williams Sonoma, Inc.	20,950	625,986

Health and Personal Care Stores - 5.16%
Henry Schein, Inc.(a)	18,000	1,015,380

Machinery Manufacturing - 5.16%
Cummins, Inc.	14,920	1,014,262

Miscellaneous Manufacturing - 9.21%
Estee Lauder Companies, Inc.	16,930	986,511
Intuitive Surgical, Inc.(a)	2,560	826,291

		1,812,802

Nonstore Retailers - 4.46%
Amazon.com, Inc.(a)	7,000	878,220

Other Information Services - 3.83%
Baidu, Inc. - ADR(a)	10,300	754,063

Professional, Scientific, and Technical Services - 4.58%
Salesforce.com, Inc.(a)	10,410	900,777

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments (continued)

May 31, 2010

	Shares	Value
Software Publishers - 7.92%
ANSYS, Inc.(a)	16,000	$699,680
Rovi Corp.(a)	23,000	858,820

		1,558,500

Transportation Equipment Manufacturing - 10.83%
Ford Motor Co.(a)	103,280	1,211,474
Rockwell Collins, Inc.	15,750	918,855

		2,130,329

Utilities - 3.93%
TECO Energy, Inc.	49,730	773,301

TOTAL COMMON STOCKS (Cost $15,431,657)		18,894,765

REITS - 3.86%
Public Storage	8,200	760,058

TOTAL REITS (Cost $804,117)		760,058

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.27%
Money Market Funds - 0.27%
AIM STIT Liquid Assets Portfolio	$52,251	$52,251

TOTAL SHORT-TERM INVESTMENTS (Cost $52,251)		52,251

Total Investments (Cost $16,288,025) - 100.16%		19,707,074
Liabilities in Excess of Other Assets - (0.16)%		(31,098)

TOTAL NET ASSETS - 100.00%		$19,675,976

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Assets and Liabilities

May 31, 2010
ASSETS
Investments, at value (cost $16,288,025)	$19,707,074
Dividends and interest receivable	19,151
Receivable for Fund shares sold	150
Other assets	12,843

TOTAL ASSETS	19,739,218

LIABILITIES
Payable to Advisor	9,489
Payable to affiliates	17,643
Accrued expenses and other liabilities	36,110

TOTAL LIABILITIES	63,242

NET ASSETS	$19,675,976

Net Assets Consist Of:
Paid-in capital	$21,814,135
Accumulated net realized loss	(5,557,208)
Net unrealized appreciation on investments	3,419,049

Net Assets	$19,675,976

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,913,295

Net asset value, redemption price and offering price per share(1)	$10.28

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Operations

For the Year Ended May 31, 2010
Investment Income
Dividend income(1)	$145,017
Interest income	415

Total Investment Income	145,432

Expenses
Advisory fees	173,332
Administration fees	38,943
Transfer agent fees and expenses	29,844
Fund accounting fees	28,950
Audit and tax fees	25,049
Legal fees	18,937
Federal and state registration fees	17,507
Reports to shareholders	10,023
Custody fees	8,678
Chief Compliance Officer fees and expenses	5,298
Trustees’ fees and related expenses	3,945
Other expenses	4,266

Total Expenses	364,772
Less waivers and reimbursement by Advisor (Note 4)	(104,774)

Net Expenses	259,998

Net Investment Loss	(114,566)

Realized and Unrealized Gain on Investments
Net realized gain (loss) from investments	2,560,685
Change in net unrealized appreciation (depreciation) from investments	1,822,958

Net Realized and Unrealized Gain on Investments	4,383,643

Net Increase in Net Assets From Operations	$4,269,077

(1)	Net of $3,935 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended May 31, 2010	Year Ended May 31, 2009
From Operations
Net investment loss	$(114,566)	$(107,913)
Net realized gain (loss) from investments	2,560,685	(8,104,957)
Net change in unrealized appreciation (depreciation) from investments	1,822,958	(4,017,673)

Net increase (decrease) in net assets from operations	4,269,077	(12,230,543)
From Capital Share Transactions
Proceeds from shares sold	6,127,380	6,913,531
Costs for shares redeemed*	(4,388,065)	(4,184,947)

Net increase in net assets from capital share transactions	1,739,315	2,728,584

Total Increase (Decrease) in Net Assets	6,008,392	(9,501,959)

Net Assets:
Beginning of year	13,667,584	23,169,543

End of year	$19,675,976	$13,667,584

Accumulated Net Investment Income	$—	$—

*Net of Redemption fees of	$510	$2,204

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2007		Period Ended May 31, 2006(1)
Net Asset Value, Beginning of Period	$7.85	$15.20	$13.38	$11.59		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.06)	(0.12)	(0.07)		(0.07	)(2)
Net realized and unrealized gain (loss) on investments	2.49	(7.29)	2.53	1.86		1.66

Total from investment operations	2.43	(7.35)	2.41	1.79		1.59

Less distributions paid:
From net realized gain on investments	—	—	(0.59)	—		—

Total distributions paid	—	—	(0.59)	—		—

Paid-in capital from redemption fees (Note 2)	— (3)	— (3)	—	—	(3)	—

Net Asset Value, End of Period	$10.28	$7.85	$15.20	$13.38		$11.59

Total Return(4)	30.96%	(48.36)%	18.16%	15.44%		15.90%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$19,676	$13,668	$23,170	$14,878		$9,547

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(6)	2.10%	2.04%	2.02%	2.63	%(5)	3.89%
After waiver and expense reimbursement(6)	1.50%	1.50%	1.68%	2.00	%(5)	2.00%

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(6)	(1.26)%	(1.17)%	(1.38)%	(1.27	)%(7)	(2.62)%
After waiver and expense reimbursement(6)	(0.66)%	(0.63)%	(1.04)%	(0.64	)%(7)	(0.73)%

Portfolio turnover rate(4)	117.03%	158.68%	100.36%	114.85%		60.99%

(1)	Fund commenced operations on August 3, 2005.
(2)	Per share net investment loss has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)

The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense was 2.63% and 2.00%, respectively, for the period ended May 31, 2007.

(6)	Annualized for periods less than one year.
(7)	The net investment loss ratios include interest expense of $46.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements

May 31, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cookson Peirce Core Equity Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term growth of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on August 3, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Cookson, Peirce & Co., Inc. (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2010

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$8,783,618	$—	$—	$8,783,618
Retail Trade	5,356,446	—	—	5,356,446
Information	3,080,623	—	—	3,080,623
Professional, Scientific, and Technical Services	900,777	—	—	900,777
Utilities	773,301	—	—	773,301
Finance and Insurance	760,058	—	—	760,058

Total Equity	19,654,823	—	—	19,654,823
Short-Term Investments	52,251	—	—	52,251

Total Investments in Securities	$19,707,074	$—	$—	$19,707,074

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” (“Disclosures about Derivatives”) was issued and is effective for interim and annual periods beginning after November 15, 2008. Disclosures about Derivatives is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has evaluated Disclosures about Derivatives and has determined that there is no impact on the Fund’s financial statements, as the Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2010

recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $510 and $2,204 during the years ended May 31, 2010 and May 31, 2009, respectively.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2010

(3)	Federal Tax Matters

As of May 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$16,288,025

Gross tax unrealized appreciation	$3,998,962
Gross tax unrealized depreciation	(579,913)

Net tax unrealized appreciation	$3,419,049

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated losses	(5,557,208)

Total accumulated losses	$(2,138,159)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Loss	Paid-In Capital
$114,566	$—	$(114,566)

At May 31, 2010, the Fund had accumulated net realized capital loss carryovers of $4,435,996 and $1,121,212, which will expire on May 31, 2018 and May 31, 2017, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued “Accounting for Uncertainty in Income Taxes” (“Accounting for Uncertainty”). Accounting for Uncertainty addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted Accounting for Uncertainty in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2010. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2010

fiscal year 2010. At May 31, 2010, the fiscal years 2007 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00%.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses through August 31, 2010 at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.50% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2010, expenses of $104,774 incurred by the Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

May 31, 2011	$58,641
May 31, 2012	$93,292
May 31, 2013	$104,774

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2010

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended May 31, 2010	Year Ended May 31, 2009
Shares sold	639,370	643,804
Shares redeemed	(467,839)	(426,300)

Net increase	171,531	217,504

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2010, were $21,676,375 and $20,036,421, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders Cookson Peirce Core Equity Fund and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cookson Peirce Core Equity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

July 30, 2010

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on April 20, 2010 for the approval of a new Investment Advisory Agreement (the “Agreement”) between the Cookson Peirce Core Equity Fund (the “Fund”), a series of the Trust, and Cookson, Peirce & Co., Inc., the Fund’s investment advisor (the “Advisor”). The purpose for the approval of the Agreement was to retain the Advisor following a change in control of the Advisor, under the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), occuring on July 1, 2010. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by Cookson since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Advisor as the investment advisor going forward; (2) the performance of the Fund while managed by the Advisor; (3) the fact that there are no material differences between the terms of the Agreement and the terms of the prior investment advisory agreement between the Advisor and the Trust, on behalf of the Fund; (4) the fact that the Advisor is retaining the Fund’s current portfolio managers to continue managing the Fund, as well as the fact that the Fund will benefit from the depth of investment talent and resources of the Advisor; (5) the fact that the fee structure under the Agreement will be identical to the fee structure under the prior investment advisory agreement and that the Advisor has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant. The Trustees also evaluated the Agreement in light of information they had requested and received from the Advisor prior to the April 20, 2010 meeting, as well as information provided by Mr. Daniel S. Henderson, President of the Advisor, at a meeting with the Trustees held on January 18, 2010.

Based on their evaluation of the information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”)), approved the Agreement for an initial term of two years, subject to the approval of the Agreement by at least a majority of the Fund’s shareholders.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund and the amount of time devoted to the Fund’s affairs by the Advisor’s staff. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Advisor, as well as the qualifications, experience and responsibilities of Bruce W. Miller and Cory S. Krebs, the Fund’s portfolio managers, and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees reviewed information provide by the Advisor in a due diligence summary, including the structure of the Advisor’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and the Advisor’s marketing activity and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with representatives of the Advisor in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by the Advisor. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Advisor’s compliance policies and procedures, were satisfactory and reliable.

2.    INVESTMENT PERFORMANCE OF THE ADVISOR AND THE FUND

The Trustees discussed the Fund’s recent performance and the overall performance by the Advisor since the inception of the Fund on August 3, 2005. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of investment strategy, as well as other separately-managed accounts of the Advisor with different investment strategies. The Trustees noted that the Fund’s performance was generally in line with its benchmark index. The Trustees also noted that the Fund’s recent performance was generally in line with the composite performance of the other accounts managed by the Advisor that were similar to the Fund in terms of investment strategy (i.e., the Advisor’s all-cap equity strategy). After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.    COSTS OF SERVICE AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered data relating to the cost structure of the Fund relative to a peer group of multi-cap growth funds, as compiled by Lipper, Inc., and the Advisor’s separately-managed accounts, as well as the fee waivers and expense reimbursements by the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noting that the Advisor had subsidized the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage practices and use of soft dollars by the Advisor.

The Trustees noted that the Fund’s contractual management fee of 1.00% was higher than the peer group median, but lower than the high end of the peer group. The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.50% were within the range of total expense ratios of the Fund’s peer group. The Trustees then compared the fees paid by the Fund to the fees paid by the Advisor’s separately-managed accounts, noting that the management fee was the same. The Trustees concluded that the Fund’s expenses and advisory fees payable to the Advisor were fair and reasonable in light of the comparative performance and expense management fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Advisor had maintained adequate profit levels to support the services to the Fund.

4.    EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Advisor with respect to the Fund. The Trustees noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Advisor was open to consider breakpoints in its fee structure when the asset level of the Fund increases. The Trustees concluded that the Advisor’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

5.    BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund, including the Advisor’s summary of “fall-out” benefits. The Trustees examined the brokerage practices of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

No single factor was determinative in the Trustees’ decision to approve the Agreement for the Fund, but rather the Trustees based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Trustees determined that the Agreement, including the advisory fees, was fair and reasonable. The Trustees therefore determined that the approval of the Agreement would be in the best interest of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COOKSON PEIRCE CORE EQUITY FUND

Additional Information

(Unaudited)

Results	of Shareholder Meeting

A Special Meeting of Shareholders of the Fund was held June 25, 2010, pursuant to notice given to all shareholders of record of the Fund at the close of business on April 30, 2010. At the Special Meeting, shareholders were asked to approve the following:

To approve an Investment Advisory Agreement between the Advisor and the Trust on behalf of the Fund.

The tabulation of the shareholder votes rendered the following results:

Votes For	Votes Against	Abstained
1,063,248	0	0

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-412-CORE (2673).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	23	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1986–Present); Director, Flight Standards & Training (1990–1999).	23	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–Present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	23	None.

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	23	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–Present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 23, 2009 (CCO); Since January 18, 2010 (AML Officer)	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

(1)

Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-412-CORE (2673). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund toll free, 1-866-412-CORE (2673), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

COOKSON PEIRCE CORE EQUITY FUND

Investment Advisor	Cookson, Peirce & Co., Inc.
555 Grant Street
Suite 380
Pittsburgh, Pennsylvania 15219

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2010	FYE 5/31/2009
Audit Fees	21,450	20,850
Audit-Related Fees	0	0
Tax Fees	3,585	3,475
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2010	FYE 5/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2010	FYE 5/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)	/S/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date 8/6/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date 8/6/10

By (Signature and Title)	/S/ JOHN BUCKEL
John Buckel, Treasurer

Date 8/6/10